Exhibit 99.1

1 Zenas BioPharma Corporate Presentation June 2025 Enabling patients with autoimmune diseases to reimagine life

Disclaimer

FORWARD-LOOKING STATEMENTS: This presentation contains "forward-looking statements" which involve risks, uncertainties and contingencies, many of which are beyond the control of the Company, which may cause actual results, performance, or achievements to differ materially from anticipated results, performance, or achievements. All statements other than statements of historical facts contained in this presentation are forward-looking statements. In some cases, you can identify forward-looking statements by terms such as "may," "will," "should," "expect," "plan," "anticipate," "could," "intend," "target," "project," "contemplate," "believe," "estimate," "predict," "potential" or "continue" or the negative of these terms or other similar expressions, although not all forward-looking statements contain these words. Forward-looking statements include statements concerning Zenas's plans, objectives, expectations and intentions; its future financial or business performance; the timing and results of ongoing and future clinical trials and potential regulatory approval and commercialization; its ability to identify strategic partners for its pipeline programs; the potential commercial opportunities for its product candidates; the potential competition for its product candidates; the potential commercial attributes for its product candidates; the Company's cash guidance. The forward-looking statements in this presentation speak only as of the date of this presentation and are subject to a number of known and unknown risks, uncertainties and assumptions that could cause the Company's actual results to differ materially from those anticipated in the forward-looking statements, including, but not limited to: the Company's limited operating history, incurrence of substantial losses since the Company's inception and anticipation of incurring substantial and increasing losses for the foreseeable future; and the Company's need for substantial additional financing to achieve the Company's goals; the uncertainty of clinical development, which is lengthy and expensive, and characterized by uncertain outcomes, and risks related to additional costs or delays in completing, or failing to complete, the development and commercialization of the Company's current product candidates or any future product candidates; delays or difficulties in the enrollment and dosing of patients in clinical trials; the impact of any significant adverse events or undesirable side effects caused by the Company's product candidates; potential competition, including from large and specialty pharmaceutical and biotechnology companies, many of which already have approved therapies in the Company's current indications; the Company's ability to realize the benefits of the Company's current or future collaborations or licensing arrangements and ability to successfully consummate future partnerships; the Company's ability to obtain regulatory approval to commercialize any product candidate in the United States or any other jurisdiction, and the risk that any such approval may be for a more narrow indication than the Company seeks; and other risks and uncertainties described in the section "Risk Factors" in the Company's Quarterly Report for the three months ended March 31, 2025, and subsequent reports filed with the SEC. The forward-looking statements in this presentation are inherently uncertain and are not guarantees of future events. Because forward-looking statements are inherently subject to risks and uncertainties, some of which cannot be predicted or quantified and some of which are beyond the Company's control, you should not unduly rely on these forward-looking statements. The events and circumstances reflected in the forward-looking statements may not be achieved or occur and actual future results, levels of activity, performance and events and circumstances could differ materially from those projected in the forward-looking statements. Moreover, the Company operates in an evolving environment. New risks and uncertainties may emerge from time to time, and management cannot predict all risks and uncertainties. Except as required by applicable law, the Company does not undertake to publicly update or revise any forward-looking statements contained herein, whether as a result of any new information, future events, changed circumstances or otherwise.

MARKET AND INDUSTRY DATA: Unless otherwise indicated, market and industry data contained in this presentation, including potential commercial opportunities, is based on the Company's management's estimates and research, as well as industry and general publications and research and studies conducted by third parties. Although the Company believes that the information from these third-party publications, research and studies included in this presentation is reliable, the Company has not independently verified the accuracy or completeness of this information. Management's estimates are derived from publicly available information, their knowledge of the Company's industry and their assumptions based on such information and knowledge, which the Company believes to be reasonable. This data involves a number of assumptions and limitations and the industry in which the Company operates is subject to a high degree of uncertainty and risk due to a variety of factors.

TRADEMARKS: This presentation may include references to the Company's trademarks and trademarks belonging to other entities. The Zenas BioPharma word mark, logo mark, and the "lightning bolt" design are trademarks of Zenas BioPharma, Inc. or its affiliated companies. Solely for convenience, some of the trademarks and trade names referred to in this presentation, including logos, artwork and other visual displays, may be listed without the ® or ™ symbols, but such references are not intended to indicate in any way that Zenas will not assert, to the fullest extent under applicable law, Zenas's rights or the rights of the applicable licensor to these trademarks and trade names.

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Zenas BioPharma

Zenas: Creating a global, immunology-based development and commercial biotechnology company



Zenas
BioPharma
Enabling patients with autoimmune diseases to reimagine life

Potentially highly differentiated I&I franchise molecule

Obexelimab is the first bifunctional B cell targeting (CD19 x FcγRIIb) antibody in a Phase 3 trial (IgG4-Related Disease), and randomized Phase 2 trials (RMS and SLE), which represent a potential multi-billion-dollar commercial opportunity[1]

Well-funded into Q4:26 through meaningful Phase 3 and Phase 2 readouts

Q1 2025 cash of approximately $314M[2]

Global capabilities and experienced Team

Established global development and regulatory capabilities led by a team with a history of successful product approvals and commercial launches

[1] Company estimate based on disease prevalence and pricing of advanced therapies within indication
[2] Q4:26 cash guidance is based on Company's expectation

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Zenas BioPharma

4 Obexelimab: Multiple upcoming Phase 2 and Phase 3 data readouts 1 Zenas acquired exclusive worldwide rights to obexelimab from Xencor, Inc. 2 Bristol Myers Squibb & Co. holds exclusive development and commercialization rights in JPN, SK, TWN, HK, SGP, AUS 3 Randomized versus placebo Next Milestone Trial/Status Indication Program Expected around year end 2025 Phase 3 Topline Results Phase 3 INDIGO trial enrolled 2,3 IgG4 - RD (Immunoglobulin G4 - Related Disease) Obexelimab 1 CD19 x Fc ƴ RIIb Bifunctional mAb Expected early Q4 2025 Primary endpoint (12 - week) data Phase 2 MoonStone trial enrolling 3 RMS (Relapsing Multiple Sclerosis) Expected mid - 2026 Primary endpoint (24 - week) data Phase 2 SunStone trial enrolling 3 SLE (Systemic Lupus Erythematosus)

Obexelimab: A potentially differentiated B cell targeted therapy

Obexelimab **co-engagement** of CD19 and FcγRIIb results in an **inhibitory effect**, rather than direct depletion[1,2,3,4]

- FcγRIIb **mimics natural antigen-antibody** complex for potent inhibition of B cells
- Obexelimab binding affinity for human FcγRIIb increased approximately **230-fold relative to human native IgG1 due to Fc engineering**[2]
- Engineered to **avoid ADCC / CDC-mediated depletion**; non-reliance upon the presence of immune effector cells
- Impacts antibody production, proliferation, cytokine secretion, and antigen presentation to T cells
- Continuous exposure results in inhibitory activity within tissue



B cell receptor
Obexelimab
FcγRIIB
CD19
CD79
CD19
CD79

[1]Chu et al. *Molecular Immunology* 2008 & Zenas data on file
[2]Szili et al. *mAbs* 2014
[3]Chu et al. *Journal of Translational Autoimmunity* 2021
[4]Chu et al. *Arthritis & Rheumatology* 2014

Source: Zenas BioPharma

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Zenas BioPharma

Obexelimab demonstrated clinical activity in multiple, completed clinical trials

Trial Stage	Description	Outcome
Phase 1[1]	SAD HV, safety and PK	• Demonstrated proof-of-mechanism
Phase 1b/2a[2]	*MAD* **Rheumatoid Arthritis (RA)**	• Proof-of-mechanism and clinical activity established • Day 85 (all dose levels): **ACR20: 78%, ACR50: 33%, ACR70: 14%**[3]
Phase 2[4]	*Pilot Study* **IgG4-Related Disease**	• Clinical activity established; **rapid disease response (mean of 21 days), and sustained response achieved in 93% of patients**
Phase 2[5]	Randomized Controlled **Systemic Lupus Erythematosus (SLE)**	• Clinical activity established • Primary endpoint effect size of 17% for ITT population; **35% effect size for population with optimal exposure level (C_{trough})** • Biomarkers potentially predictive of obexelimab response identified
Phase 1[6]	*Bioequivalence* HV, Subcutaneous (SC) versus Intravenous (IV) dosing	• Established subcutaneous formulation with improved tolerability, and potential for optimized drug exposure (C_{trough})

SAD = Single Ascending Dose, HV = Healthy Volunteers, PK = Pharmacokinetics, MAD = Multiple Ascending Dose

[1]Wang, X. American College of Rheumatology 2022 poster presentation

[2]Wang, X. American College of Rheumatology 2023 poster presentation

[3]Jaraczewska-Baumann et al EULAR 2015 poster presentation (obexelimab efficacy at all dose levels)

[4]Perugino, C. et al. *Nature Reviews Rheumatology*. 16, 702–714 (2020)

[5]Merrill, J. et al. *Arthritis and Rheumatology*. Vol. 75, 2185-2194 (2023)

[6]Wang, X. Japan College of Rheumatology 2023 oral presentation

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Zenas BioPharma

7 • Scientific merit examples: Role of B cells in disease pathogenesis, prior preclinical or clinical data supporting activity of B cell therapies • Regulatory merit examples: Ease/clarity of regulatory path, validated endpoints, trial size and duration etc. • Commercial merit examples: Level of unmet need, epidemiology, competition, pricing etc. Development strategy: fast - to - market orphan indication followed by expansion into additional autoimmune diseases >40 indications initially considered for development Assessed based on scientific , regulatory , and commercial merit 6 indications selected for detailed evaluation; first 3 prioritized for clinical development; Multiple indications ongoing assessment IgG4 - RD RMS SLE Others ongoing Obexelimab indication strategy encapsulated a “total business view” including scientific, clinical/regulatory and commercial assessments

8 Obexelimab: IgG4 - RD

IgG4-RD: A debilitating chronic fibro-inflammatory disease affecting multiple organ systems[1]

Disease Overview:

- Presents with single or multi-organ involvement
- As disease progresses patients experience new or worsening symptoms (*e.g.*, flare)
- Early inflammatory disease state moves to a fibrotic stage, which can lead to major irreversible tissue damage and organ failure

Pathophysiology:

- Expansion of CD19+ and IgG4+ B cells and plasmablasts with tissue infiltration
- These cells produce IgG4 and inflammatory cytokines, and activate T cells through antigen presentation exacerbating inflammation & fibrosis

Patient Population:

- We estimate the prevalence of IgG4-RD patients in the U.S. is approximately 20,000 to 40,000, and approximately 20,000 to 40,000 collectively in the UK, Germany, France, Italy, and Spain alone[2]



PACHYMENINGES DIFFUSE THICKENING
LACRIMAL ENLARGEMENT
THYROID GLAND ENLARGEMENT
LUNG MASSES AND NODULES, BRONCHIAL WALL THICKENING
BILE DUCT STRICTURES
KIDNEY FOCAL MASSES
ORBITAL MASSES, EXTRA-OCULAR MUSCLE MYOSITIS
MAJOR SALIVARY GLAND ENLARGEMENT
PANCREAS ENLARGEMENT, DIABETES, EXOCRINE INSUFFICIENCY
AORTA WALL THICKENING
SOFT TISSUE MASS ENCASING THE ANTEROLATERAL AORTA
Frequent
Occasional
Infrequent

[1]Perugino, C. *et al. Nature Reviews Rheumatology*. 16, 702–714 (2020); Zhang, W & Stone, *J. Lancet Rheumatology*. 1(1), E55-E65 (2019); Mattoo et al *J Allergy Clin Immunol*. 2014; UpToDate
[2]Wallace et al 2023 and Zenas BioPharma research

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Zenas BioPharma

Patients with IgG4-RD will likely experience continued flares despite first-line treatment


ACR/EULAR threshold of **20 points** for classification of IgG4-RD
Underlying disease burden
Disease course over time
= Flare

Repeated disease flares can damage new or existing disease sites[1]

Subclinical inflammatory processes left untreated can lead to fibrosis and irreversible organ damage[1]

Obexelimab once-weekly, self-administered, subcutaneous injection could potentially address the underlying disease burden[2]

[1]Perugino, C. *et al.* *Nature Reviews Rheumatology*. 16, 702–714 (2020)
[2]As measured by secondary endpoints in ongoing Phase 3 INDIGO trial

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Zenas BioPharma

11 • Induction and Maintenance • 100% of patients who completed trial met primary endpoint 2 • No flares or steroid use after Day 57 • 93% with ongoing response at end of trial • 80% with prior rituximab achieved complete remission • Well tolerated; most frequent AEs were IV infusion - related gastrointestinal events; three SAEs were not considered to be related to obexelimab Obexelimab: Phase 2 IgG4 - RD results demonstrated rapid, robust, and sustained reduction in IgG4 - RD disease activity 1 Rapid and sustained IgG4 - RD RI response 0 5 10 15 20 25 30 1 15 29 57 85 113 141 169 197 Completed Early termination obexelimab 5mg/kg IV Q2W x 12 doses (N=15) IgG4 - RD RI Day 1 Perugino et al. Lancet Rheumatology 2023. Open - label, single - arm Phase 2 PoC trial in 15 obexelimab - treated patients with moderate to severe disease as induction and main tenance, one or more organ systems involved and an IgG4 - RD Responder Index (RI) of ≥ 3 2 Primary endpoint: proportion of patients on Day 169 with a decrease in IgG4 - RD RI > 2 points

12 Phase 2 IgG4 - RD trial: Obexelimab induced rapid remission of active flares and maintained durable responses Source: Perugino CA et al. Lancet Rheumatol . 2023; Carruthers MN et al. Ann Rheum Dis . 2015 Note: No comparative head - to - head trials were conducted GC=glucocorticoid; RI=responder index Rituximab (1000 mg q15d x 2) Obexelimab (5mg/kg q14d x 12) Phase 2 single - arm, open label (n=30) Phase 2 single - arm, open label (n=15) Design RI score (11.0) Number of organs involved (3.5) RI score (12.0) Number of organs involved (4.0) Baseline characteristics 23/30 (77%) 12/15 (80%) Primary endpoint: decline of IgG4 - RD RI > 2 points, no flares before month six, no GCs between two to six months 3/30 (10%) 0 GC use through 6 months (after tapering) 22/30 (73%): Improvement of IgG4 - RD RI > 2 points for 6 months 13/14 (93%) responders had ongoing response at month 6 Sustained disease response 43 21 Mean time to disease response (days) 3/30 (10%) 1/15 (6.7%) Relapse within 6 months

INDIGO and MITIGATE trial designs substantially similar

	INDIGO (obexelimab)	MITIGATE[1] (Uplizna®)
MoA	B cell inhibitor	B cell depletor
RoA and frequency, dose	250 mg **SC** weekly PFS / auto-injector	300 mg **IV** on Day 1& Day 15→ Q6M
Number of countries	20	22
Number of sites	~100	80
Trial design	RCP 52 weeks; plus OLE	RCP 52 weeks; plus OLE
Number of patients	**~190**	**135**
Primary endpoint	Time to first flare (Adjudicated/Investigator)	Time to first flare (Adjudicated/Investigator)
Results	Expected around year-end 2025	87% reduction in IgG4-RD flare risk at 52-weeks compared to placebo (HR = 0.13, p < 0.001)

90% flare free at week 52

59% in flare-free, treatment-free, steroid-free complete remission at week 52, ***37%*** at week 26

[1]Stone, DH et al. Inebilizumab for Treatment of IgG4-Related Disease. *NEJM*, November, 2024.
MoA = mechanism of action; RoA = route of administration; RCP = Randomized controlled period

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Zenas BioPharma

Phase 3 INDIGO IgG4-RD trial enrollment complete

Trial of over 190 patients, the largest ever conducted, with topline results expected around year-end 2025


SCREENING
• 20-60 mg GC Tx for flare
• 20mg GC at trial entry
1:1
GC taper to 0mg by week 8
Obexelimab Q1W for 52 weeks (n=~100)
GC taper to 0mg by week 8
Placebo Q1W for 52 weeks (n=~100)
Open label extension

INDIGO Trial Summary:

- Design: Randomized, double-blind, placebo controlled
- Treatment: weekly obexelimab 250 mg subcutaneous or placebo control; GC taper to 0 mg by week 8
- **Primary endpoint: Time to disease flare through week 52**
- Secondary endpoints include: 52-week flare rate, Achievement of complete remission, Use and quantity of rescue medication, Change in GC-associated toxicity as measured by the Glucocorticoid Toxicity Index (GTI)

60% PBO rate for MITIGATE a derisking event for INDIGO assumptions[1]

[1]Stone, et al. Inebilizumab for Treatment of IgG4-Related Disease. *NEJM*. Nov 2024.
GC = glucocorticoid

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Zenas BioPharma

Obexelimab represents a compelling $1billion+ commercial revenue opportunity in the U.S. alone


Estimated U.S. prevalence: 30-40K
Current U.S. diagnosed prevalence:~20K
Treated with frontline Tx (steroids and non-steroidal immunosuppressants): ~20K
Stable remission: ~8K-10K
Chronic disease ~10K-12K

- ✓ **Diagnosed prevalence for IgG4-RD expected to increase** with introduction of first approved therapies
- ✓ Attractive orphan pricing creates a market opportunity of **~$3 billion** in the U.S. alone
- ✓ Similar prevalence and potential for **orphan pricing in Europe** creates a similar multi-billion market opportunity in addition to the U.S.
- ✓ Zenas team has **extensive track record** successfully building commercial organizations and launching drugs in the U.S. and Europe

Currently diagnosed patients eligible for maintenance therapies = $3 billion U.S. market opportunity at orphan pricing

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Zenas BioPharma

16 Obexelimab: Multiple Sclerosis

Phase 2 MoonStone RMS trial (n~110)

Standard design with MRI measurements; highly predictive of successful outcome in large randomized trials


SCREENING
Active RMS (relapsing remitting MS or relapsing secondary progressive MS):
• EDSS <5.5*
2:1 Randomization
Obexelimab Q1W
Placebo Q1W
Obexelimab Q1W
Week 12
Week 24
Open label extension
Week 12 Primary endpoint:
Number of new T1 Gd-enhancing lesions
Week 24 Additional endpoints:
including disease progression endpoints

MoonStone Trial Summary:

- Design: Double-blind, randomized, placebo controlled with placebo crossover at week 12
- Treatment: obexelimab 250mg SC weekly vs. placebo control (through week 12)
- **Primary endpoint: Number of cumulative, new T1 Gd-enhancing lesions at week 12**
  - Includes 8- and 12- week lesions, (excludes week 4)
- Secondary endpoints: Utilizing standardized assessments, imaging and biomarkers to evaluate impact on disease progression/silent progression

* EDSS 5.5 = disability severe enough to preclude full daily activities. Able to walk without aid or rest for 100m

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Zenas BioPharma

Moonstone key inclusion/exclusion criteria are similar to those of previous Phase 2 B cell-directed programs

Key inclusion criteria	Obexelimab / MoonStone Phase II	Previous B cell-directed therapy global Phase II trials*
Disease Activity	• One relapse in past year OR ≥1 in past two years OR ≥1 Gd+ lesion in prior 6 months	• One or more relapses in the past year and/or two+ within the past two/three years +/- 1 or more Gd+ lesions in prior 6-12 months
Disability level	• EDSS of ≤ 5.5 at screening; ≥ 10 years disease duration for patients with EDSS ≤ 2.0	• EDSS of ≤ 5.5/6.0 at screening; for most trials, ≥ 10 years disease duration for patients with EDSS ≤ 2.0
Prior B cell treatment	• No prior use	• No prior use (early trials) OR ≥6 months washout / B cell recovery (whichever is longer)

*Including: ocrelizumab (anti-CD20), ofatumumab (anti-CD20), ublituximab (anti-CD20), tolebrutinib (BTKi), frexalimab (anti-CD40L), and fenebrutinib (BTKi)

Phase 2 RMS trials for frexalimab and fenebrutinib reported 0.2 and 0.03 mean new Gd+ T1 lesions at week 12, respectively*

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* Data for intravenous frexalimab cohort (progressed to Phase 3); frexalimab and fenebrutinib are most recent global Phase 2 RMS trials to report week 12 data

Zenas BioPharma

MoonStone data can potentially drive several Phase 3 development paths for obexelimab in multiple sclerosis


2025
2026
2027+
MoonStone Phase 2 (RMS)
Phase 3 RMS trial 1
Phase 3 RMS trial 2
Phase 3 nrSPMS trial
Phase 3 PPMS trial

With its CD19 targeting, non-depleting mechanism of action, convenient dosing, and the potential to impact both relapse-associated worsening and progression independent of relapse activity, obexelimab could offer a differentiated therapeutic option for patients with MS

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Zenas BioPharma

20 Obexelimab: Systemic Lupus Erythematosus

21 Potential for improved clinical activity with an optimized obexelimab dosing regimen 17% 35% 52% 0% 10% 20% 30% 40% 50% 60% Intention - to - treat population 1 Optimized exposure population 2 Biomarker positive population 3 Patients at W32 without loss of improvement (∆" vs. PBO") Source: Merrill et al. Arthritis Rheumatol . 2023 1 Defined as all randomized patients receiving at least one dose of study medication 2 C trough Quartiles 3 & 4 in efficacy evaluable analysis 3 Biomarker positive defined as patients in predefined lupus phenotypic gene expression clusters 3 & 6 (~38% of evaluated popul ati on) Higher clinical activity observed with obexelimab in a Phase 2 trial with optimized exposure, and in biomarker positive population Screening Placebo IV Q2W for 32 weeks (n=52) 1:1 Obexelimab 5mg/kg IV Q2W for 32 weeks (n=52) • Current approved therapies demonstrate modest effect sizes of 12 – 17% over placebo on SRI - 4/BICLA assessments

Phase 2 SunStone SLE trial[1] enrolling

Designed to confirm obexelimab activity in all-comer and biomarker populations

Incorporates learnings from previous Phase 2 trial to increase POS

- SC dosing to improve PK (steady state C_{trough} above Phase 2 top (4th) quartile for all patients)
- Powered on appropriate placebo response and effect size assumptions
- Strict adjudication for eligibility and assessment (moderate/severe patients only); strict corticosteroid tapering rules to reduce placebo responses



SCREENING
Active SLE:
• BILAG ≥1A or ≥2B
• SLEDAI ≥6
• PI confirmation
Stable steroids
1:1
GC taper to ≤5 mg by week 12
Obexelimab Q1W for 24 weeks (n=95)
GC taper to ≤5 mg by week 12
Placebo Q1W for 24 weeks (n=95)
Follow-up

Primary Endpoint: Reduction of SLE disease activity at week 24 by BILAG-Based Composite Lupus Assessment (BICLA)

[1] Double-blind, randomized, placebo-controlled

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Zenas BioPharma

Obexelimab's differentiated profile potentially positions it to be a market-leading therapy for multiple I&I diseases

Indication	**Immunoglobulin G4 Related Disease (IgG4-RD)**	**Multiple Sclerosis (RMS, PPMS)**	**Systemic Lupus Erythematosus (SLE)**
Market Size	***~20,000-40,000 patients (US) ~20,000-40,000 patients (EU)***	***~650,000 patients (US) ~670,000 patients (EU)***	***~150,000 patients (US) ~170,000 patients (EU)***
Commercial Insights	**Diagnosed patient population expected to increase with introduction of first approved therapies, validating targeting B cells via CD19 as a highly effective treatment**	**mAbs targeting B cells are well validated and represent the leading therapeutic category (>$9 billion). Self administered SC dosing and non-depleting mechanism highly desired**	**Tremendous need for new therapeutics that provide greater efficacy than currently approved agents in a >$8 billion market**
	Obexelimab is well-positioned as a potential first-in-class B cell *inhibitor* across I&I indications		
Obexelimab Opportunity	**Currently 10,000+ patients could benefit from continuous therapy in the US alone, representing a ~$3 Billion US market**	**Obexelimab has the potential to provide a front-line, convenient alternative to intermittently-dosed B cell "depletors"**	**Existing obexelimab clinical data indicate the potential for the current dosing regimen to provide differentiated clinical benefit in SLE**

Obexelimab represents a potential multi-billion dollar franchise molecule across I&I indications

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Zenas BioPharma

Accomplished Executive Team

Extensive experience developing and commercializing biopharmaceuticals



Lonnie Moulder
CEO & Chairman



Joe Farmer
President & COO



Lisa von Moltke, M.D.
Head of R&D & CMO



Jennifer Fox
CFO & CBO



Haley Laken, Ph.D.
CSO



Orlando Oliveira
CCO



Jeff Held
CLO



Caroline Chevalier
CHRO

COLLECTIVELY, ZENAS MANAGEMENT HAS:

- 70+ IND filings
- 30+ BLA/NDA filings
- 30+ Commercial product launches
- Deep experience across numerous biotech and pharmaceutical companies

TESARO · CUBIST · gsk · Bristol Myers Squibb · J&J · AMGEN · Nuvation Bio · deciphera · Voyager Therapeutics · MOMENTA · SERES Therapeutics · MIRATI Therapeutics · EMD Serono · Abraxis BioScience · Eisai · MGI Pharma · agios

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Zenas BioPharma

Zenas: Creating a global, immunology-based development and commercial biotechnology company


Zenas
BioPharma
Enabling patients with autoimmune diseases to reimagine life

Obexelimab, an I&I franchise molecule

Obexelimab is a potentially differentiated B cell therapeutic in development for IgG4-RD, RMS and SLE, each representing a potential multi-billion-dollar commercial opportunity[1]

Deeply experienced team

Record of strong operational results: multiple clinical, regulatory and commercial successes

Multiple upcoming Phase 2 and Phase 3 data updates expected

Obexelimab Phase 3 pivotal trial results expected for INDIGO (IgG4-RD) around year-end 2025, Phase 2 results for MoonStone (RMS) early Q4 2025 and Sunstone (SLE) mid-2026

Well-funded through results of ongoing obexelimab clinical trials

Q1 2025 cash of approximately $314M; capitalized for clinical data readouts into Q4:26

[1]Company estimate based on disease prevalence and pricing of advanced therapies within indication
[2]Q4:26 cash guidance is based on Company's expectation

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Zenas BioPharma